Exhibit 99.1

Vireo Growth Inc. Announces Closing of Acquisition of Assets of Schwazze

– Vireo acquires 24 dispensaries in Colorado, 21 dispensaries in New Mexico and 1 manufacturing facility in each of Colorado and New Mexico at an assumed share price of $0.661

– Justin Dye to become Chairman of Vireo’s Colorado and New Mexico business

– Forrest Hoffmaster announced as CEO of Vireo’s Colorado and New Mexico business

MINNEAPOLIS – March 24, 2026 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF) today announced the closing of its previously disclosed acquisition of certain assets of U.S. multi-state cannabis operator Medicine Man Technologies, Inc. (dba “Schwazze”).

John Mazarakis, Chief Executive Officer of Vireo, commented, “We are pleased to announce the closing of the acquisition of the Schwazze assets. This transaction represents a meaningful step in the continued execution of our disciplined growth strategy, enabling Vireo to expand its presence in key markets through the acquisition of established retail operations at an implied estimated valuation of under 4x pro forma EBITDA. We believe this attractive entry point reflects current market conditions and underscores our focus on capital-efficient growth.

We are honored to partner with Justin Dye, Forrest Hoffmaster, Collin Lodge, and the broader Colorado and New Mexico Schwazze team. Their operational expertise and strong retail focus complement Vireo’s platform, and we look forward to working together to enhance performance across the combined footprint. This acquisition represents an initial step toward a broader strategy to build a scaled retail presence in Colorado and New Mexico, which could grow to over 75 dispensaries over time, subject to market conditions, regulatory approvals, and capital availability. We are pleased to welcome the Schwazze team and their established network of retail dispensaries to Vireo.”

Forrest Hoffmaster, who will be Chief Executive Officer of Vireo’s Colorado and New Mexico-focused businesses, added, “This transaction marks the beginning of a new chapter for the Schwazze team. We are proud to contribute our capabilities to Vireo’s growing platform and remain committed to serving our customers in Colorado and New Mexico with the high-quality products and experiences they expect.”

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding (i) the Company’s future product portfolio and its plans related thereto; (ii) future growth opportunities for the Company; (iii) the Company’s enhanced performance over the combined footprint with the Schwazze assets; (iv) the Company’s plans to build a scaled retail presence in Colorado and New Mexico, which could grow to over 75 dispensaries over time; and (v) other statements that are not historical facts. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks involved with the adverse impact of the acquisition of the Schwazze assets on the Company’s business, financial condition, and results of operations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the acquisition of the Schwazze assets; the effects of the acquisition of the Schwazze assets on the Company and the interests of various constituents; risks and uncertainties associated with the acquisition of the Schwazze assets, some of which are beyond the Company’s control; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets;; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2025, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.